UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2004

                   Military Communications Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


     000-26375                             84-1472120
     (Commission File Number)              (IRS Employer Identification No.)

          19200 Von Karman Ave,  Suite  500,  Irvine,  California 92612
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             (Address  of  principal  executive  offices)  (Zip  Code)

                                (949)  622-5508
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               Registrant's  telephone  number,  including  area  code:

                             NetSalon  Corporation
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                   (Former  name,  address  and  telephone  number)


This   Current   Report   on  Form  8-K  is  filed  by  Military  Communications
Technologies, Inc., a Delaware corporation (the "Company") in connection with the matters described herein.


ITEM  1.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

     The Company advises that its Australian based affiliate; Military SDR Technologies Pty Ltd is in the process of finalizing several contracts for the sale of its revolutionary SpectruCell SDR & PC4 Software Radio Operating System.

One of these contracts, a joint venture agreement involving a Chinese conglomerate for the distribution of SpectruCell, has been finalized and was executed between the parties on April 30th 2004.

Full details of all contracts, will be disclosed once the appropriate parties have approved the relevant information and the draft Press Releases to be publicly announced.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             MILITARY  COMMUNICATIONS  TECHNOLOGIES,  INC.


                                           /s/  Roger  May
                                           ----------------------------
                                           Executive  Director